Vigil Neuroscience, Inc. ALSP KOL Event December 6, 2022 © Vigil Neuroscience, Inc. 2022. All rights reserved. Exhibit 99.1

FORWARD-LOOKING STATEMENTS 2 © Vigil Neuroscience, Inc. 2022. All rights reserved. This presentation contains “forward-looking statements,” which are made pursuant to the safe harbor provisions of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact may be deemed to be forward-looking statements. Such statements may contain words such as “may,” “might,” “will,” “could,” “should,” “would,” “expect,” “intend,” “plan,” “prepare,” “look,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “possible,” “continue,” “ongoing” or the negative of these terms, or other comparable words. These forward-looking statements include, among others, statements relating to: our plans to deliver precision-based therapies to improve the lives of patients and their families and to target a broad range of neurodegenerative diseases; plans to discover and develop novel therapeutics to leverage microglial biology, such as VGL101 and small molecules active against TREM2, and to enable success in ALSP in clinical development; beliefs about TREM2 agonism’s importance in Alzheimer’s disease; beliefs about the profiles and potential, including the commercial potential, of our pipeline and the strength of our intellectual property position; our analyses and beliefs about data, including pathology and disease biomarkers and the signaling, engagement and potency as an agonism of TREM2 in microglia; plans and upcoming milestones, including estimated timelines, for our pipeline program development activities and pipeline expansion opportunities; expected timing and next steps regarding data announcement, clinical trial activities and regulatory filings and approvals; expectations regarding our ability to develop and advance our current and future product candidates and discovery programs; and the belief that we are well-positioned to execute on our mission. These forward‐looking statements, which are only predictions, involve risks and uncertainties, many of which are beyond our control and are based on our current beliefs, expectations and assumptions regarding our business. As such, you should not place undue reliance on any forward-looking statements because such risks and uncertainties could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. Factors that could cause actual results to differ from those predicted in our forward-looking statements include, among others, risks and uncertainties related to product development, including delays or challenges that may arise in the development and regulatory approval of our current and future product candidates or programs; uncertainties as to the availability and timing of results and data from preclinical and clinical studies; the timing of our ability to submit and obtain regulatory clearance for investigational new drug applications and initiate additional clinical trials; our ability to initiate and complete our current and expected clinical trials; our ability to establish and maintain collaborations, strategic relationships and supply arrangements, or that we will not realize the intended benefits from such relationships or arrangements; whether our cash resources will be sufficient to fund our foreseeable and unforeseeable operating expenses and capital expenditure requirements; our ability to raise additional funding on favorable terms, or at all; the rate and degree of market acceptance and clinical utility of our product candidates; the ability and willingness of our third-party collaborators to continue research and development activities relating to our product candidates; the accuracy of our data analyses or estimates for the potential and market for our products; our ability, and the ability of our collaborators, to protect our intellectual property and to conduct activities for the development and commercialization of our candidates in view of third party intellectual property positions; our financial performance; our ability to retain and recruit key personnel, as well as the potential contribution of our employees and board to our growth and success as a Company; developments and projections relating to our competitors or our industry; the effect of the COVID-19 pandemic, including mitigation efforts and economic impacts, on any of the foregoing or other aspects of our business operations, including our preclinical studies and clinical trials; changes in general economic conditions and global instability, in particular economic conditions in the markets on which we or our suppliers operate; changes in laws and regulations; and those risks and uncertainties identified in our filings with the Securities and Exchange Commission (SEC), including under the heading “Risk Factors” in our most-recently filed Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and such other risks and uncertainties that may be described in subsequent filings we may make with the SEC. You should not rely upon forward-looking statements as predictions of future events or performance, or as a representation or warranty (express or implied) by us or any other person that we will achieve our objectives and plans in any specified time frame, on such specified terms, or at all. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances described in the forward-looking statements will be achieved or occur. These forward-looking statements speak only as of the date such statements are made. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and we make no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources

Introduction & Corporate Overview Ivana Magovčević-Liebisch, PhD, JD Chief Executive Officer Vigil Neuroscience © Vigil Neuroscience, Inc. 2022. All rights reserved.

Vigil 2022 ALSP Key Opinion Leader Event – Agenda 8:30 – 10:00 AM Opening Remarks & Corporate Overview Ivana Magovčević-Liebisch, PhD, JD Chief Executive Officer Vigil Neuroscience, Inc. What is ALSP? David S. Lynch, MD, PhD Consultant Neurologist National Hospital for Neurology & Neurosurgery, Queen Square & UCL Institute of Neurology, London, U.K. Clinical Lead, Adult Inherited White Matter Disorders Highly Specialist Service, NHS England ALSP History & Diagnosis Christina Sundal, MD, PhD Chief Executive Officer NeuroClinic Norway Senior Consultant University Hospital, Oslo, Norway 8:30 – 10:00 AM (continued) ALSP Treatment & Unmet Medical Need Troy Lund, MSMS, PhD, MD, FAAP Associate Professor Associate Director Metabolic Program Leukodystrophy Center of Excellence, Division of Pediatric Blood and Marrow Transplantation & Cellular Therapy University of Minnesota, A NORD Rare Disease Center of Excellence 10:00 – 10:15 AM Break 10:15 – 10:45 AM ILLUMINATE Natural History Study: Interim Findings VGL101 Phase 2 IGNITE Trial Design & Objectives Spyros Papapetropoulos, MD, PhD Chief Medical Officer Vigil Neuroscience, Inc. 10:45 – 11:30 AM Closing and Q&A © Vigil Neuroscience, Inc. 2022. All rights reserved.

Vigil Neuroscience Vigil Neuroscience is a clinical-stage microglia-focused therapeutics company Our purpose: to treat rare and common neurodegenerative diseases by restoring the vigilance of microglia, the brain’s sentinel immune cells We are utilizing the tools of modern neuroscience drug development across multiple therapeutic modalities as we seek to deliver precision-based therapies to improve the lives of patients and their families © Vigil Neuroscience, Inc. 2022. All rights reserved.

Vigil’s Mission: Restoring Microglial Vigilance to Create Disease-Modifying Treatments for Neurodegenerative Diseases Discovering and developing novel therapeutics designed to leverage microglial biology breakthroughs that activate and restore microglial function Precision-based development strategy first in rare microgliopathies with plans to advance into larger patient populations First product candidates target microglial receptor protein TREM2 Evaluating new microglial targets and indications IPO in January 2022 Raised ~$315M to-date © Vigil Neuroscience, Inc. 2022. All rights reserved.

Vigil’s Precision Medicine Strategy to Target Broad Range of Neurodegenerative Diseases First Indication Rare Microgliopathy Data Driven Expansion in Other Rare Microgliopathies Pipeline Candidates for Genetically Defined Subpopulations in Common Indications Further Expansion into Broader Populations in Common Indications Apply learnings from genetically defined subpopulations to larger indications © Vigil Neuroscience, Inc. 2022. All rights reserved.

Vigil TREM2 Agonists: Differentiated Strategy & Multiple Modalities ALSP: Adult-onset leukoencephalopathy with axonal spheroids and pigmented glia TREM2 mAb in Development for ALSP: VGL101 Small Molecule TREM2 Agonist in Development for Larger Indications The ONLY targeted drug candidate in development for ALSP The ONLY TREM2 small molecule agonist in development Vigil Neuroscience © Vigil Neuroscience, Inc. 2022. All rights reserved.

Our Pipeline Vigil Has Exclusive Rights to All Programs Discovery Preclinical Phase 1 Alzheimer’s Disease VGL101 Healthy Volunteer SAD & MAD Phase 1 Trial (interim data announced)* Healthy Volunteer IND-Enabling Studies Small Molecule TREM2 Agonist Program Phase 2 Preclinical PoC Evaluation Other Leukodystrophies *SAD: single ascending dose; MAD: multiple ascending dose; Phase 1 completed dosing and interim analysis for certain cohorts ** Additional observational Natural History Study in ALSP is ongoing ALSP** Phase 2 Proof-of-Concept Trial © Vigil Neuroscience, Inc. 2022. All rights reserved.

VGL101 – Human mAb Agonist of TREM2 with a Compelling Profile High TREM2 selectivity; induces microglial genes with sub-nanomolar potency Preclinical proof of concept in human iPSC derived microglia Favorable safety & tolerability profile with linear, dose proportional PK in HVs Dose dependent, robust & durable CNS target engagement in HVs Established manufacturing competency, strong IP position, and obtained ODD & FTD mAb: monoclonal antibody; HVs: healthy volunteers; ODD: Orphan Drug Designation; FTD: Fast Track Designation © Vigil Neuroscience, Inc. 2022. All rights reserved.

Summary of Interim Topline VGL101 Phase 1 Data in Healthy Volunteers* *As of October 7, 2022, and includes doses up to 40 mg/kg SAD and 20 mg/kg MAD © Vigil Neuroscience, Inc. 2022. All rights reserved. Demonstrated a favorable safety and tolerability profile Pharmacokinetics showed linear, predictable characteristics across doses Half-life supports monthly dosing Demonstrated proof of target engagement and pharmacological activity Dose-dependent, robust and durable reductions in sTREM2, and durable increases in sCSF1R with repeat dosing 1st antibody to report durability of TREM2 engagement in a clinical setting Phase 1 data support VGL101 20 mg/kg as a pharmacologically active dose for Phase 2 proof-of-concept trial in ALSP patients Phase 2 IGNITE trial in ALSP initiated VGL101 is an investigational therapy and has not been reviewed or approved by any regulatory authority

Driving ALSP Awareness via Comprehensive Stakeholder Engagement Focused on increasing accurate & timely diagnosis Building Strong Foundation with Patient Advocacy Groups (PAGs) Established relationships with regional & global PAGs across relevant neurodegenerative diseases (including ALSP, leukodystrophies, MS, FTD) Incorporating Patient & Caregiver Insight/Perspectives Established Patient & Caregiver Advisory Council Executing Natural History Study in ALSP Enhancing resources on patient journey, & genetic testing & counseling Promoting Disease Awareness on Multiple Fronts Launched patient-facing ALSPinfo.com & social media accounts Developed disease education materials Engaging KOLs in diseases ALSP is frequently misdiagnosed (e.g. MS, FTD) Increasing Clinical Trial Awareness Cross-Functionally Launched clinical trial websites Provided PAGS with trial awareness materials Collaborating with ALSP KOLs Engaging MS and FTD specialists © Vigil Neuroscience, Inc. 2022. All rights reserved.

Building Toward Success in ALSP Clinical Development Retrospective Biomarker & Chart and Systematic Literature Reviews Phase 1* SAD/MAD Trial Patient & KOL Engagement Natural History Study Phase 2** Proof-of-Concept Trial Phase 3** Trial © Vigil Neuroscience, Inc. 2022. All rights reserved. *Involving healthy volunteers; **Planning for seamless Phase 2/3 design

Featured Key Opinion Leaders



David S. Lynch, MD, PhD
Consultant Neurologist, National Hospital for Neurology & Neurosurgery, Queen Square & UCL Institute of Neurology, London, U.K.
Clinical Lead, Adult Inherited White Matter Disorders Highly Specialist Service, NHS England



Christina Sundal, MD, PhD
CEO, NeuroClinic Norway
Senior Consultant, University Hospital of Oslo, Norway



Troy Lund, MSMS, PhD, MD, FAAP
Associate Professor, Associate Director Metabolic Program, Pediatric Blood and Marrow Transplant Fellowship Director, Leukodystrophy Center of Excellence, Division of Pediatric Blood and Marrow Transplantation & Cellular Therapy, University of Minnesota, A NORD Rare Disease Center of Excellence, Stem Cell Institute, Global Pediatrics

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© Vigil Neuroscience, Inc. 2022. All rights reserved.

What is ALSP? David S. Lynch, MD, PhD Consultant Neurologist National Hospital for Neurology & Neurosurgery, Queen Square & UCL Institute of Neurology, London Clinical Lead Inherited White Matter Disorders Highly Specialist Service, NHS England

Adult-onset Leukoencephalopathy with Axonal Spheroids and Pigmented Glia (ALSP) An inherited neurodegenerative disorder Rare and under-recognized Primarily causing degeneration of brain white matter (i.e., an ‘Inherited White Matter Disorder’ or ‘leukoencephalopathy/leukodystrophy’) The hallmark axonal ‘spheroids’ (swellings) and pigmented glia give the disorder its name

ALSP Has been known by a number of alternative names, largely hangovers from the era before MRI and genetics were widely available First described as pigmentary orthochromatic leukodystrophy (POLD) in 1936 Later, the name hereditary diffuse leukoencephalopathy with spheroids (HDLS) became more widely used because of an influential and important report on the disease in 1984 In recent years, ALSP has become the preferred term as it recognizes the importance of both the axonal spheroids and abnormal microglia Wider et al. Neurol 2009

ALSP Symptoms A progressive, neurodegenerative disorder Demyelination (destruction) of white matter in the brain has widespread and devastating effects Symptoms can be similar to more widely recognized diseases Cognitive symptoms: similar to Frontotemporal Dementia (FTD) Motor symptoms: similar to Progressive MS, Parkinson Disease

ALSP Symptoms Symptoms most often develop in the 40s but the range is wide (18–86 years) Cognitive and ‘neuropsychiatric’ symptoms are often first to emerge Word Finding Difficulty Executive Dysfunction Insomnia Agitation Depression Confusion Memory Loss

ALSP Symptoms Personality change New anxiety, depression Difficulty in work, decision making Inappropriate behavior Memory problems Word finding and speech problems Cognitive As the Disease Progresses, Symptoms Multiply

ALSP Symptoms Gait and balance problems Stiffness, slowness of movement Incoordination, tremor Swallowing and speech difficulty Motor As Symptoms Progress, Patients Become More Immobile to the Point of Being Bedbound and Totally Dependent for Care

ALSP Patient Video

Relentlessly Progressive ALSP Progression 75% survival for approximately 3 years, 50% for 5 years, 25% for 10 years and < 5% for 30 years Papapetropoulos et al. American Academy of Neurology Conference 2022

Symptom Overlap with Other Diseases (Misdiagnosis) Frontotemporal Dementia (FTD) Alzheimer Disease (AD) Primary Progressive Multiple Sclerosis (PPMS) Parkinson Disease (PD) Other inherited white matter disorders Mostly Cerebral Autosomal Dominant Arteriopathy with Sub-cortical Infarcts and Leukoencephalopathy (CADASIL) Corticobasal Syndrome

ALSP Magnetic Resonance Imaging Normal MRI ALSP D. Lynch unpublished data

ALSP Typical Imaging A B C D E F G F Wade & Lynch: Handbook of Clinical Neurology, Inherited White Matter Disorders

Misdiagnosis D. Lynch unpublished data ALSP Progressive MS The Direction of Misdiagnosis is the Failure to Recognize ALSP

Neuropathology – Axonal Swellings (Spheroids) and Pigmented Glia Lynch DS et al, Journal of Neurology, Neurosurgery & Psychiatry 2016.

Epidemiology Inherited white matter disorders (IWMD) are rare but recognition is growing due to: Better access to genetics Widespread availability of imaging Increased understanding of phenotypes, particularly in adults UK has just established first national specialist service for IWMD >300 Reported Cases globally; Significant Underestimate Papapetropoulos et al. Front Neurol 2022

Epidemiology – at Least 10–15% of IWMDs

Latest Unpublished Data Queen Square & UCL Institute of Neurology ALSP 13/76 Most Recent IWMD Diagnoses (17%) Charlie Wade, UCL, 2022, unpublished Number of Confirmed/Diagnosed Cases

Genetics Autosomal dominant inheritance Multiple generations can be affected Children and siblings of a patient are at 50% risk of being affected Kraya et al, Mol Genet Genomic Med 2019 De novo cases also occur (children remain at 50% risk) Penetrance is incomplete but very high

Genetics In 2011, the Causative Gene Was Identified

CSF1R Colony stimulating factor-1 receptor gene Encodes a cell surface receptor highly expressed on myeloid cells including brain microglia Microglia are critically important immune cells with diverse functions ALSP is a microgliopathy

CSF1R Majority of mutations affect tyrosine kinase activity → loss of function No genotype/phenotype correlation Tian et al. Transl Neurodegener 2019

CSF1R Activation Ligand binding leads to Receptor homodimerization Tyrosine kinase domain (TKD) autophosphorylation Downstream signaling for microglial proliferation, survival and differentiation Inhibition of CSF1R rapidly depletes the brain of microglia Elmore et al Neuron 2014; Rademakers et al, Nature Genetics 2011

CSF1R LoF Leads to Microglial Loss and Dysfunction in ALSP



CSF-1
IL-34
Lipids
ApoE
Aβ oligomer
DNA
CSF1R
TREM2
DAP12
ADAM10
ADAM17
Src
Syk
ITAM
PI3K
PLCγ
ERK
Vav
Akt
DAG
IP3
mTOR
Survival
Proliferation
Phagocytosis
Motility

Microglia Numbers Based on IBA-1 Staining



Normals
HDLS[1]
IBA-1 positivity (% of total area analysed)
30
20
10
0
Superficial WM
Deep WM
Cerebellar WM
Cortical layers IV, V, VI
Cortical layers I, II, III

Microglial Phenotype Based on Gene Expression



Normals
HDLS[1]
Relative mRNA levels (% compared to controls)
700
600
500
400
300
200
100
0
IBA-1 (White)
IBA-1 (Grey)
P2RY12 (White)
P2RY12 (Grey)
CX3CR1 (White)
CX3CR1 (Grey)
CSF-1 (White)
CSF-1 (Grey)
CSF-1R (White)
CSF-1R (Grey)

*1. HDLS: hereditary diffuse leukoencephalopathy with spheroids – previously used to describe ALSP; WM: white matter; * p < 0.05*

Konishi & Kiyama Front. Cell. Neurosci. 2018; Kempthorne et al. Acta Neuropathologica. 2020

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Microglial Loss and Dysfunction in ALSP



IBA-1
GM
WM
Normal
HDLS[1]
a
b

1. HDLS: hereditary diffuse leukoencephalopathy with spheroids – previously used to describe ALSP; GM: grey matter; WM: white matter

Kempthorne et al. Acta Neuropathologica. 2020

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Genetic Diagnosis The cost of sequencing has plummeted in recent years Diagnostic rates for genetic disorders are improving Most clinicians are using panels of many genes Diagnosis can be made even without a high suspicion of ALSP

ALSP Diagnosis Referrals come from a variety of sources Cognitive clinics MS clinics Movement Disorders Clinical/Neurogenetics Neuroradiology

Summary ALSP is rare but under-recognized It is a devastating neurodegenerative disorder ALSP is a microgliopathy Diagnostic rates are rapidly improving due to advances in genetic technology

ALSP History and Diagnosis Christina Sundal, MD, PhD CEO NeuroClinic Norway Senior Consultant University Hospital, Oslo, Norway Department of Neuroscience and Physiology, Sahlgrenska Academy, Gothenburg University, Gothenburg, Sweden

Background Encompasses a heterogenous group of disorders that predominantly affect the brain’s white matter (WM), regardless if myelin damage is primary or secondary, and irrespective of a molecular cause (Van der Knaap) Leukoencephalopathy Leukodystrophy Neuroaxonal Degeneration (Leuko-white, Dystrophy-defective Nutrition): Progressive, inherited demyelinating disorders (Van der Knaap) WM damage is secondary to axonal pathology (Van der Knaap)

Hereditary Leukoencephalopathies


Pelizaeus 1885
ALD 1910
Krabbe 1913
MLD 1933
Alexander 1949
NHD 1970
HDLS 1984
LBSL 2003
HDLS type 2 2011
?
?
?
Merzbacher 1909
Metachromatic Staining 1910
"Le type tardif de la leucodystrophie progressive familial" 1936
Canavan 1949
GAN 1977
ADLD 1984
VWM 1993
ALSP

ALD: adrenoleukodystrophy, MLD: metachromatic leukodystrophy; NHD: Nasu Hakola Disease; ADLD: Adult onset autosomal dominant leukodystrophy; VWM: Vanishing White Matter; LBSL: Leukoencephalopathy with brainstem and spinal cord involvement

The Sahlgrenska Academy
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Adult Hereditary Leukoencephalopathies

Leukodystrophies:

- Pelizaeus-Merzbacher disease (PMD)
- Adrenoleukodystrophy (ALD)
- Metachromatic Leukodystrophy (MLD)
- Krabbe disease

Neuroaxonal Degeneration:

- ALSP
- Nasu-Hakola disease

Other 2. Leukodystrophies:

- Alexander disease
- Vanishing White Matter (VWM)
- Adult-onset Autosomal Dominant Leukodystrophy (ADLD)
- Leukoencephalopathy with Brainstem and Spinal Cord Involvement (LBSL)

STROKE-LIKE Symptoms/Small Vessel Disease

- Fabrys
- Cerebral Autosomal Dominant Arteriopathy with Sub-cortical Infarcts and Leukoencephalopathy (CADASIL)
- Multi-Infarct Dementia (MIDS)
- Mitochondrial disorders

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Swedish ALSP Family 166 Individuals 6 Generations: born 1855–1990 15 Affected: 2 New Cases 4 Cases healthy

14 Families Studied ALSP United States Norway Germany Scotland Inclusion criteria Clinical MRI Neuropathology Blood Dr. Dennis Dickson, neuropathologist at the Mayo Clinic confirmed the presence of axonal spheroids embedded in the abnormal white matter, consistent with the original Swedish HDLS/ALSP cases Neuropathological Examination Rademakers et al . Nat Genet. 2012

ALSP MISDIAGNOSED Rademakers et al . Nat Genet. 2012

ALSP Misdiagnosed: Multiple Sclerosis, Alzheimer’s Disease, CADASIL, Atypical Parkinson’s Disease, Neuromyelitis Optica, other neurodegenerative disorders Average age of symptom onset: 44 years (range: 36-52) Average disease duration: 6 Years (range: 3-11) Average age of death: 48 years (range: 40-63) Initial symptoms: Frontal lobe syndrome, gait problems Advanced stage: Multifocal neurological deficits Rademakers et al . Nat Genet. 2012

CSF1R CSF1R Mutation Rademakers et al . Nat Genet. 2012

Cross Talk: CSF1R-TREM2/DAP12 Sundal C. Hereditary Diffuse Leukoencephalopathy with Spheroids ; Insights into an adult onset neurodegenerative disease , PhD dissertation 2013

ALSP Carrier/Patient Journey

Asymptomatic

Symptom-free with no radiological findings

Limited diagnosis currently

~40yrs

Prodromal

Mildly symptomatic but fully functional

Mild white matter lesions without clinical diagnosis

~1-3yrs

Mild Symptomatic

Clinical diagnosis

Genetic testing and disease management depends on family history

31% of carriers are diagnosed correctly at this stage

~4yrs

Moderate Symptomatic

Rapid symptoms progression

Patients eventually become incapacited, wheelchair bound and fully caregiver dependent

~1-2yrs

Severely Symptomatic

Patients become bedridden and terminally ill

~1yrs

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Diagnostic Criteria for ALSP Age <65 Years Sporadic Hereditary Brain MRI CSF1R Gene Cognitive impairments Pyramidal signs Parkinsonism Epilepsy White matter lesion No brain stem atrophy Absent grey matter signal intensity (SI) No enhancement >2 Clinical Signs

ALSP Clinical Course Psychiatric disorders Cognitive impairments Behavioral/Personality changes Dementia Paresis Parkinsonian signs/Movement disorders Seizure End stage: urinary incontinence, dysphagia/aphasia, weight loss Death: Aspiration pneumonia Multisystem Encephalopathy

What Do You See on the Brain MRI? Adult-onset Leukoencephalopathy with Axonal spheroids and Pigmented Glia (ALSP) X-linked Adrenoleukodystrophy (X-ALD) Metachromatic Leukodystrophy (MLD) Krabbe disease Alexander disease Adult-onset Autosomal Dominant Leukodystrophy (ADLD) Vanishing white matter (VWM) Leukoencephalopathy with Brainstem and Spinal Cord Involvement (LBSL) Nasu-Hakola Disease (NHD) Mitochondrial diseases (Leigh, MELAS, MNGIE) Inborn error of metabolism Small vessel diseases (CADASIL, MIDS) Multiple sclerosis Susac’s syndrome Others Inheritable Sporadic

Frontal/Parietal WML Occipital WML Periventricular WML Brain Stem Atrophy Diffuse Cerebral WML Multi-Focal WML MLD ALSP ALD ALD Krabbe ALSP MLD Krabbe LBSL LBSL Alexander ADLD End-Stage of all WMD ALSP MRI Algorithm Prominent T2-hyperintensities Relative to Grey Matter Hypomyelination WML: white matter lesion; WMD: white matter diseases

MRI of ALSP Sundal C et al. J Neurol Sci. 2012

MRI’s Role in Diagnosis and ALSP Research All WML bilateral, asymmetric; predominantly frontal Grey matter signal intensity changes absent No brain stem atrophy Corticospinal tracts involved later No enhancement Minimal cerebellar pathology Sundal C et al. Neurology. 2012

Qualitative MRI Measures White Matter Signal Max Score Frontal 7 Parietal 7 Temporal 7 Occipital 7 Corpus Collosum 6 Projection fibers 6 Brainstem 1 Cerebellum 1 WML Score 42 Basal Ganglia 1 Thalamus 1 Deep Gray Matter 2 Atrophy Max Score Frontal 2 Parietal 2 Temporal 2 Occipital 2 Central 2 Corpus Collosum 1 Brainstem 1 Cerebellum 1 Atrophy Score 13 MRI Severity Score (0-57) Qualitative MRI Severity Score Sundal et al Neurology (2012)

MRI Severity Score Based on 15 patients with CSF1R mutations in 2012 Score: 4 (Figure A) Stable disease course Mild Disease (Score 1-6; n = 1) Mean Score: 12.7 [range 10-15] (Figures B, E & F Mean disease duration of 6.7 years (range, 5.0 -9.8) Moderate Disease (Score 7-15; n = 4) Mean Score: 20.5 [range 16.5-33.5] (Figures C, D, G & H) Mean disease duration of 5.2 years (range, 3.0-11.0) Severe Disease (Score 16-57; n = 10) Sundal C et al. Neurology. 2012

Quantitative MRI Measures Smith et al Neuroimage (2002); Griffanti et al Neuroimage (2016) Disease burden on MRI can be quantified by measures of brain region volume e.g. Frontal, parietal, corpus callosum, ventricle and lesion volumes

Quantitative and Qualitative MRI Measures MRI Severity Score: 17 Patient #1 MRI Severity Score: 27 Patient #2 Lesion volume: 26 mL Lesion Volume: 81 mL Vigil retrospective chart review data

Longitudinal MRI Follow-up on CSF1R Mutation Patient Every 6 months Sundal C et al. Neurology. 2012

MRI Characteristic Pattern MRI Summary Disease onset before 45 years Female WMLs extending beyond the frontal regions (MRI Scoring System & volumetric analysis) MRI severity score greater than 15 points Most recognizable in the middle stages of the disease Indicators of Progressive Disease MRI volumetric measures and Severity Score are valuable for monitoring disease progression and evaluating efficacy of potential treatments

NfL as Disease Biomarker for ALSP Controls: healthy individuals; ALSP : symptomatic ALSP patients; MS: multiple sclerosis patients; Mutation Carriers: pre-symptomatic individuals with CSF1R mutations; **p < 0.005, ***p < 0.0005, ****p <0.0001 Serum NfL CSF NfL Serum NfL CSF NfL Serum NfL Hayer et al, Neurology 2018. ALSP Significantly Greater than Controls ALSP Significantly Greater than MS CSF1R Mutation Carriers Significantly Greater than Controls

Disorder ALSP Neurodegenerative disorders MRI Distinct distribution Depending on disorder CSF NfL ééé Depending on disorder Neuropathology Many Spheroids Thin layer of Myelin surrounding some Spheroids Depending on disorder CSF1R gene mutation Yes No Combining the Results Primary Neuroaxonal Degeneration

Summary on ALSP Diagnosis Clinical symptoms to provide clues MRI to guide diagnosis CSF1R genetic testing to confirm diagnosis

Current Challenges of Correctly Diagnosing ALSP Awareness of adult onset hereditary leukoencephalopathies Leukodystrophies/Neuroaxonal dystrophies (degeneration) MRI: Pattern recognition Gene testing: CSF1R

Differential Diagnosis to ALSP

Clinical Similarities

- ALD
- Krabbe Disease
- VWM
- ADLD
- FTD
- AD
- CBD
- PSP
- PML
- PPMS
- CJD

MRI Similarities

- CADASIL
- ADVL
- SVD
- LBSL
- NPH

Both Clinical & MRI Similarities

- NHD
- MLD

Screen for *CSF1R* Gene

AD: Alzheimer's Disease; CBD: Corticobasal Degeneration; PSP: Progressive Supranuclear Palsy; PML: Progressive Multifocal Leukoencephalopathy; PPMS: Primary Progressive Multiple Sclerosis; CJD: Creutzfeldt Jakob Disease; SVD: Small Vascular Disease; NPH: Normal Pressure Hydrocephalus

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Phenotypic Variation Parental Environment Parental Genotype Phenotype of Adult Individual Imprinting DNA methylation Chromatin Structural changes

Misdiagnosis of ALSP Awareness of ALSP

Misdiagnosis of ALSP 3 ALSP Cases 1.3% ALSP? 149 *Ann Neurol. 2011;70:437–444. **Arch Neurol. 2009; 66(9):1139–1143 * **

Misdiagnosis of ALSP Misdiagnosis highlights importance of early genetic testing and increased disease awareness Rate of initial misdiagnosis significant in ALSP Accurate initial diagnosis is observed in only 31.5% of ALSP patients Misdiagnosis involved broad spectrum of neurodegenerative, neuroimmune and vascular disorders Clinics of initial consultation include dementia, psychiatry, leukodystrophy, multiple sclerosis and movement disorders clinics Initial Misdiagnosis in ALSP Initial Diagnosis Number of Patients (Percent) CSF1R-ALSP 92 (31.5%) Alzheimer’s Disease/ Frontotemporal Dementia 47 (16.1%) Multiple Sclerosis 23 (7.9%) Adult-Onset Leukodystrophy 20 (6.8%) Familial Leukoencephalopathy 20 (6.8%) Vascular Disease 10 (3.4%) Other 8 (2.7%) Missing 72 (24.7%) Papapetropoulos et al. European Academy of Neurology Congress 2022

How Can We Improve ALSP Diagnosis Definitive diagnosis through genetic testing for CSF1R mutations Need to increase awareness of ALSP to drive earlier referrals of potential patients for definitive genetic testing

Distinct disease entity Divergent clinical courses Initial symptoms Later symptoms CSF1R gene mutation MRI – pattern recognition Advanced neuroimaging Primary neuroaxonal degeneration Misdiagnosed disease Overall Conclusion on ALSP

ALSP: Devastating Adult-onset Neurodegenerative Disease Wide Geographic Distribution Diagnostic Clues CSF1R-related ALSP

The Swedish ALSP Research Team:

THANK YOU

ALSP Treatment and Unmet Medical Need Troy Lund, MSMS, PhD, MD, FAAP Leukodystrophy Center of Excellence Division of Pediatric Blood and Marrow Transplantation & Cellular Therapy University of Minnesota, A NORD Rare Disease Center of Excellence

Current ALSP Treatment Options No approved therapies for ALSP Most off-label treatments focus on symptom alleviation Minimal to modest QoL improvements No effect on underlying disease process or progression Hematopoietic stem cell transplant (HSCT) has been provided as a treatment option by very few institutions HSCT is a treatment for certain leukodystrophies including ALD, MLD and Krabbe disease HSCT serves to attenuate (or halt) progression through an unclear mechanism Limited information is available on treatment outcome of HSCT in ALSP Clinical benefit and patient suitability unclear Significant morbidity and mortality risks

HSCT Case Report in ALSP – Patient 1

- 44 year-old female
- *CSF1R* mutation: Q642X
- Memory problems, disinhibition, “early onset dementia”
- Noted on exam: patient showed intermittent tongue and lip movements, resembling tics
- MRI showed confluent, frontal-predominant white matter T2 hyperintensities
- Other past medical information:
  - History of deep vein thrombosis (DVTs)
  - Heterozygous for factor V Leiden, and mutations in prothrombin (PT) gene and methylenetetrahydrofolate reductase (MTHFR) genes
    - Genes involved in blood clotting

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UNIVERSITY OF MINNESOTA

Patient 1: Post-HSCT Complications with Cognitive Worsening

- Unrelated donor (URD) marrow (HLA match = 12/12)
- Transplant related morbidity (TRM): mild gastrointestinal graft-vs-host disease (GvHD) and cystitis
  - Potential GCSF neurologic exacerbations?
- Through 27 months post HSCT:
  - Went to transition care unit for aggressive rehab and nutrition
  - Worsening of cognitive deficits without motor or sensory abnormalities
    - Score of 11/38 on the Short Test of Mental Status (STMS)
- Subsequent radiological assessments showed stabilization of MRI Sundal Severity Scale (SSS) on MRI with stable white matter subscores, but incremental worsening of atrophy subscores
- Some substantial improvements in behavior and recovery with physical/ occupational therapy (PT/OT)
- Said to have “good” QoL

82
UNIVERSITY OF MINNESOTA

Patient 1 MRI: Post-HSCT White Matter Lesion and Ventricular Increase 3 Years Post HSCT PRE HSCT

46 year-old female CSF1R mutation: W893R With rapidly progressively gait deterioration over a 4-month period, resulting in loss of employment Neurological examination showed global hyperreflexia, parkinsonism, and gait impairment requiring a wheelchair Neuropsychological evaluation showed impairment of visually mediated processing, executive functioning, cognitive speed, nonverbal learning, and psychomotor speed HSCT Case Report in ALSP – Patient 2

Received matched sibling bone marrow Neuropsychological evaluation 4 months post-HSCT showed declines in some aspects of attention, executive function, and processing speed but with improvements in verbally mediated tasks, including naming and fluency Neurological examination at 9 months post-HSCT was unchanged from pre-HSCT exam Patient successfully resumed her role in managing family’s finances At 2 years post-HSCT, patient walking 1-2 miles per day, dressing herself, makes breakfast Patient 2: Post-HSCT Stabilization; Still Dependent on Care

Patient 2: Post-HSCT MRI Stabilization 2 Years Post HSCT PRE HSCT

44 year-old female CSF1R mutation: p.R782H 2 years of progressive personality changes resulting in employment termination Associated with memory decline, perseveration, spelling difficulties, and falls Also, patient was losing objects and having difficulty clothing herself An acute episode of language disturbance resulted in a hospital evaluation including a brain MRI Anxiety and irritability were also increasing Scored 27/38 on the STMS HSCT Case Report in ALSP – Patient 3

Received matched sibling bone marrow Post-HSCT complications: GvHD of the gut, acute kidney injury, strep mitis of the blood, pulseless electrical activity (cardiac arrest) Patient was resuscitated and extubated but quickly deteriorated from a neurological standpoint Day 81 post-HSCT – brain MRI showed an SSS of 25 without evidence of stroke or severe hypoxic injury Given the patient’s substantial neurological deterioration, her family transitioned her to comfort care, and she died on Day 88 post-HSCT Patient 3: Post-HSCT Neurological Decline

Patient 3: Post-HSCT White Matter Lesion Increase 2 Months Post HSCT PRE HSCT

41 year-old male CSF1R mutation: NM_005211.3; c.2381T>C (p.Ile794Thr) 1-2 years with some lower leg weakness, some memory problems, and losing track of conversation His wife filled in many of the gaps and answered many of the questions 1-2 years of depression and anxiety He was losing his temper easily T2 signal changes in the frontotemporal lobe HSCT Case Report in ALSP – Patient 4

8/8 URD, 100% engrafted Complications include pseudomonas pneumonia, Burkholderia infection, sinusitis, weight loss requiring G-tube, possible idiopathic pneumonia syndrome (IPS) Progressive dementia Became very weak and lost a lot of physical conditioning After 1-year post-HSCT, patient regained weight with continued gains in mobility Had to move to a care facility for part-time to full care Patient 4: Post-HSCT Mobility Gain but Has Cognitive Decline

Patient 4: Post-HSCT White Matter Lesion Increase and Atrophy 10 M Post HSCT PRE HSCT

These case reports represent a broad spectrum of post-HSCT outcomes on clinical measures and MRI, and show that: HSCT appears to have variable impact on ALSP which is yet to be fully characterized Risks of HSCT come from being an adult and possibly poor mobility Post-HSCT disease progression can be terrible and require full-time (permanent) care of the adult patient HSCT timing can be critical HSCT performed “too late” is very problematic – earlier would be better and allow for improved outcomes Case Reports from Limited HSCT in ALSP

Symptomatic treatments provide transient and limited benefit to ALSP patients Allogeneic HSCT: Limited experience with HSCT Case reports show mixed outcomes HSCT in ALSP is associated with significant morbidity and mortality Main risks of HSCT come from being an adult and possibility poor mobility status Progression after HSCT can be unfavorable and require full-time (permanent) care of the adult patient High Unmet Need for ALSP Disease Modifying Treatments No Approved Treatments for ALSP Safe and efficacious treatments with patient-friendly administrations which modify underlying disease biology needed

CSF1R Mutations Lead to Microglia Loss & Dysfunction in ALSP



CSF-1
IL-34
Lipids
ApoE
Aβ oligomer
DNA
CSF1R
TREM2
DAP12
ADAM10
ADAM17
Src
Syk
P
P
ITAM
ITAM
PI3K
PLCγ
ERK
Vav
Akt
DAG
IP3
mTOR
Survival
Proliferation
Phagocytosis
Motility

Quantification of Microglia in Brain Regions



Normals
HDLS
IBA-1 positivity (% of total area analysed)
30
20
10
0
*
Superficial WM
Deep WM
Cerebellar WM
Cortical layers IV, V, VI
Cortical layers I, II, III

*1. HDLS: hereditary diffuse leukoencephalopathy with spheroids – previously used to describe ALSP; WM: white matter; * p < 0.05*

95

Konishi & Kiyama Front. Cell. Neurosci. 2018; Kempthorne et al. Acta Neuropathologica. 2020

UNIVERSITY OF MINNESOTA

VGL101 Rescued Microglial Viability under CSF1R Deficiency Inhibition by PLX5622 & Rescue by VGL101 **** **** **** **** ns Viability as % of Rescue Control A B C D F 120 40 20 0 100 80 60 E ns ** ** ** Viability as % of Vehicle Control 140 60 40 20 0 100 80 A B C E D 120 iMGL: human Induced pluripotent stem cells (iPSC) derived microglia; PLX5622 – known small molecule inhibitor of CSF1R; P-values are as determined by Ordinary One-Way ANOVA with Multiple Comparisons: ns: not statistically significant; **p < 0.005; ****p < 0.00005 A: Vehicle Control B: PLX5622 150 nM C: B + IgG 400 µg/ml D: B + VGL101 75 µg/ml E: B + VGL101 400 µg/ml CSF1/IL34 Withdrawal & Rescue by VGL101 A: Complete Media B: Media without CSF1 & IL34 C: B with CSF34 & IL34 added back D: B + IgG 400 µg/ml E: B + VGL101 75 µg/ml F: B + VGL101 400 µg/ml CSF1R Deficiency in iMGL Caused by PLX5622 Inhibition or CSF1/IL34 Withdrawal Larson et al. Keystone Symposium 2022

VGL101 Reduced Microglial Apoptosis under CSF1R Deficiency Caspase 3/7 Activation as % of PLX5622 ns *** * *** 120 60 40 20 0 100 80 A B C D E iMGL: human Induced pluripotent stem cells (iPSC) derived microglia; PLX5622 – known small molecule inhibitor of CSF1R; P-values are as determined by Ordinary One-Way ANOVA with Multiple Comparisons: ns: not statistically significant, *p < 0.05, ** p < 0.005, ***p < 0.0005 A: Vehicle Control B: PLX5622 150 nM C: B + IgG 400 µg/ml D: B + VGL101 75 µg/ml E: B + VGL101 400 µg/ml *** ** * *** ns Caspase 3/7 Activation as % of Withdrawal Media A B C D E F 120 40 20 0 100 80 60 A: Complete Media B: Media without CSF1 & IL34 C: B with CSF34 & IL34 added back D: B + IgG 400 µg/ml E: B + VGL101 75 µg/ml F: B + VGL101 400 µg/ml Inhibition by PLX5622 & Rescue by VGL101 CSF1/IL34 Withdrawal & Rescue by VGL101 CSF1R Deficiency in iMGL Caused by PLX5622 Inhibition or CSF1/IL34 Withdrawal Larson et al. Keystone Symposium 2022

VGL101 Restored Microglial Morphology under CSF1R Deficiency iMGL – human Induced pluripotent stem cells derived microglia; PLX5622 – known small molecule inhibitor of CSF1R Cell Eccentricity – degree of cellular processes emanating from longitudinally imaged human microglia, quantified by optical loss of eccentricity using a commercially available analytical software (Incucyte Live-Cell®) P-values are as determined either using Ordinary One-Way ANOVA with multiple comparisons, or using two-tailed, paired T-tests: ns: not statistically significant; ** p < 0.005, ****p < 0.00005 Inhibition by PLX5622 & Rescue by VGL101 Vehicle Control PLX5622 150 nM PLX5622 150 nM + IgG 75 µg/ml PLX5622 150 nM + VGL101 75 µg/ml ns Cell Eccentricity ** **** 0.75 0.72 0.71 0.70 0.69 0.74 0.73 A B C D A: Vehicle Control B: PLX5622 150 nM C: B + IgG 75 µg/ml D: B + VGL101 75 µg/ml CSF1R Deficiency in iMGL Caused by PLX5622 Inhibition Larson et al. Keystone Symposium 2022

VGL101 demonstrated ability to restore microglia numbers and function in human microglia cultures (Larson et al. Keystone Symposium 2022) Represents a potential disease modifying therapeutic for ALSP with monthly IV administration Clinical trials are needed to show proof-of-concept, safety/tolerability and efficacy in ALSP patients If VGL101 shows a compelling clinical profile and is approved, it may be considered as a first-line treatment for ALSP VGL101 as Potential Disease Modifying Therapy for ALSP via TREM2 Agonism

Break © Vigil Neuroscience, Inc. 2022. All rights reserved.

ILLUMINATE Natural History Study in ALSP Spyros Papapetropoulos, MD, PhD Chief Medical Officer Vigil Neuroscience © Vigil Neuroscience, Inc. 2022. All rights reserved.

Compelling Rationale for ALSP as Initial Indication for VGL101 Vigil’s VGL101 program is the first and only drug candidate in development in this indication seeking full engagement of patient and scientific community Opportunity to be first to achieve human PoC with a TREM2 agonist Orphan, under-recognized autosomal dominant disorder with prevalence feasible for potential full clinical development and commercialization TREM2 agonism rescues CSF1R deficit in vitro due to the convergence of these 2 microglial receptors on a common signaling pathway ALSP Genetically-defined Precision Medicine Population Strategic path to PoC and BLA Translatable Therapeutic Hypothesis with in vitro evidence Favorable Competitive Environment © Vigil Neuroscience, Inc. 2022. All rights reserved.

illuminate

A NATURAL HISTORY STUDY OF Patients with Adult-Onset Leukoencephalopathy with Axonal Spheroids and Pigmented Glia (ALSP)

ALSP Natural History Study Design



Screening
24-month Observation Period
Up to 28 days
Screening/Baseline
6 Months
12 Months
18 Months
24 Months
MRI
MRI
MRI
MRI
MRI
Biomarkers in blood
Biomarkers in blood
Biomarkers in blood
Biomarkers in blood
CSF*
CSF*
CSF*

Assessments at each clinic visit: cognition, motor function, psychiatric status, severity of illness, activities of daily living, caregiver burden, adverse events; and review of concomitant medications/procedures

** - Optional sub-study*

The Illuminate Study

- Natural history study of ALSP patients with *CSF1R* gene mutation
- Sample size up to 36 subjects (global)
- Objectives:
  - Characterize biomarkers & clinical measures of disease progression in ALSP
  - Possibility for contemporaneous external comparator arm
- Observation period: 24 months
- Key assessments:
  - MRI at baseline & every 6 months
  - CSF biomarkers at baseline, 12- & 24-months
  - Clinical assessments at baseline & every 6 months

103

(vigil)

© Vigil Neuroscience, Inc. 2022. All rights reserved.

ALSP Natural History Study – Current Status © Vigil Neuroscience, Inc. 2022. All rights reserved. Study Timeline: first patient enrolled in Q3 2021 Enrollment ongoing in US and ex-US Current Locations: US: Jacksonville, FL; Boca Raton, FL; San Francisco, CA; Englewood, CO Canada: London, Ontario Germany: Leipzig; Tübingen Netherlands: Amsterdam UK: London

Natural History Study – Interim Dataset Interim data includes participants enrolled as of October 1, 2022 29 participants enrolled at 6 sites comprising 18 symptomatic and 11 prodromal* participants 18 participants completed 6-month MRI visit 9 symptomatic and 9 prodromal participants Clinical stage N Age (years; mean ± sd) Gender (% Female / % Male) MoCA (mean ± sd) Prodromal 11 46.3 ± 17.8 54.5% / 45.5% 27.6 ± 1.7 Symptomatic 18 46.5 ± 9.7 44.4% / 56.6% 20.3 ± 6.4 Baseline Demography *Prodromal – participants with confirmed CSF1R mutation and MRI findings; MoCa: Montreal Cognitive Assessment © Vigil Neuroscience, Inc. 2022. All rights reserved.

Quantifying MRI Features of ALSP Brain Atrophy and White Matter Lesions Are Key Radiological Features of ALSP Disease Burden on MRI Was Assessed by Quantitative MRI Measures of Brain Region Volume Healthy ALSP © Vigil Neuroscience, Inc. 2022. All rights reserved.

Greater Baseline Disease Burden for Symptomatic vs Prodromal Participants Baseline volumetric MRI findings Greater Disease Burden Associated with Lower Brain Tissue Volume Prodromal (11) Symptomatic (16) 200 150 100 50 0 Frontal Parietal Corpus Callosum Volume (ml) © Vigil Neuroscience, Inc. 2022. All rights reserved. Healthy1 1. Volume estimated from the MNI-ICBM152 template which was derived from 152 normative young adult population (Mazziotta et al Phil Trans R Soc Lond. 2001)

Greater Baseline Disease Burden for Symptomatic vs Prodromal Participants Baseline volumetric MRI findings Greater Disease Burden Associated with Higher Lesion and Ventricle Volume Volume (ml) 150 100 50 0 White matter lesion Ventricle Prodromal (11) Symptomatic (16/18*) * No. of symptomatic participants – 16 for white matter lesion; 18 for ventricle © Vigil Neuroscience, Inc. 2022. All rights reserved. Healthy1 1. Volume estimated from the MNI-ICBM152 template which was derived from 152 normative young adult population (Mazziotta et al Phil Trans R Soc Lond. 2001)

Greater Disease Progression for Symptomatic vs Prodromal Participants at 6 Months 6-month volumetric MRI findings Prodromal (9) Symptomatic (8) Disease Progression 3 -3 -6 -9 Frontal Parietal Corpus Callosum 0 % Change from Baseline Greater Disease Progression Based on Greater Reductions in Brain Tissue Volume © Vigil Neuroscience, Inc. 2022. All rights reserved.

Greater Disease Progression for Symptomatic vs Prodromal Participants at 6 Months 6-month volumetric MRI findings Disease Progression % Change from Baseline 20 10 5 0 White matter lesion Ventricle 15 Prodromal (9) Symptomatic (7/91) Greater Disease Progression Based on Greater Increases Lesion and Ventricular Volume 1. No. of symptomatic participants – 7 for white matter lesion; 9 for ventricle © Vigil Neuroscience, Inc. 2022. All rights reserved.

Radiographic Progression Measurable at Month 6 Baseline Month 6 Case Example #1: 31 year | Male | CSF1R mutation | Symptomatic ALSP | MoCA at Baseline / 6 month: 15 / 12 Increased white matter lesion Increased atrophy Increased ventricular volume © Vigil Neuroscience, Inc. 2022. All rights reserved.

Radiographic Progression Measurable at Month 6 Case Example #2: 37 year | Female | CSF1R mutation | Symptomatic ALSP | MoCA at baseline / 6 month: 15 / 9 Baseline Month 6 Baseline Month 6 Increased white matter lesion Increased ventricular volume Increased white matter lesion © Vigil Neuroscience, Inc. 2022. All rights reserved.

Fluid Biomarker Baseline Levels Altered in ALSP Individuals sTREM2 sTREM2 Levels Comparable between Prodromal/Symptomatic and Healthy sCSF1R sCSF1R Levels Reduced in Prodromal/Symptomatic vs Healthy NfL NfL Levels Increased in Symptomatic Reflecting Active Neurodegeneration CSF Serum Healthy: healthy volunteers from Vigil’s VGL101 Phase 1 trial; Prodromal: participants with confirmed CSF1R mutation and MRI findings in Vigil’s Natural History Study; Symptomatic: subjects with CSF1R mutations and ALSP symptoms in Vigil’s Natural History Study; no. of samples for all CSF analyses: 25 (Healthy); 3 (Prodromal); 6 (Symptomatic); No. of samples for serum analysis: 67 (Healthy); 10 (Prodromal); 11 (Symptomatic); all biomarker values are in mean + standard error of mean (SEM) © Vigil Neuroscience, Inc. 2022. All rights reserved. CSF 4000 3000 2000 1000 0 sTREM2 (pg/ml) Healthy Prodromal Symptomatic CSF 12 0 sCSF1R (pg/ml) Healthy Prodromal Symptomatic 8 4 X104 16 8000 6000 4000 2000 0 NfL-CSF (pg/ml) Healthy Prodromal Symptomatic 10000 120 90 60 30 0 NfL-serum (pg/ml) Healthy Prodromal Symptomatic

Emerging ILLUMINATE Data Support IGNITE Design Symptomatic ALSP patients exhibit greater baseline disease burden based on MRI vs healthy and prodromal individuals Lower brain volume Greater white matter lesion and ventricular volumes Measurable MRI changes observed at 6 months indicating disease progression in symptomatic ALSP patients Reduction in brain volume Increase in white matter lesion and ventricular volumes Symptomatic ALSP patients also exhibit significantly higher NfL levels at baseline vs healthy and prodromal individuals Emerging 6-month data from ongoing ILLUMINATE NHS support the rationale of IGNITE Phase 2 secondary measures of MRI and NfL as imaging & fluid biomarkers for efficacy © Vigil Neuroscience, Inc. 2022. All rights reserved.

VGL101 IGNITE Phase 2 Design & Objectives Spyros Papapetropoulos, MD, PhD Chief Medical Officer Vigil Neuroscience © Vigil Neuroscience, Inc. 2022. All rights reserved.

VGL101 ALSP Phase 2 Open-label Proof-of-Concept Trial Design Screening VGL101 (12 months, IV administration) Follow up Study Population Patients with symptomatic ALSP related to CSF1R gene mutation Study Design Open-label, up to 15 patients Treatment Duration 12 months (with opportunity for further extension), monthly IV administration Outcome Assessments Safety and tolerability of VGL101 MRI-based assessment of white matter lesions CSF biomarkers for target engagement and neurodegeneration Clinical outcome measures and PK Primary Analysis at 6 months (all subjects) Final Analysis at 12 months (all subjects) © Vigil Neuroscience, Inc. 2022. All rights reserved. Interim Analysis at 6 months (n=6)

VGL101 ALSP Phase 2 Patient Population Key Clinical Inclusion Criteria Key Clinical Exclusion Criteria Documentation of a CSF1R gene mutation Clinical symptoms consistent with ALSP MRI findings consistent with ALSP Mild and early-moderate stages defined by cognitive and ambulation status Any neurological disease that poses a risk to the participant or produces symptoms like ALSP Patients unable to complete study procedures Comorbidities not permitting safe study participation © Vigil Neuroscience, Inc. 2022. All rights reserved.

VGL101 ALSP Phase 2 Objectives & Outcomes AE: adverse event; ECG: electrocardiogram; MRI: magnetic resonance imaging; NfL: Neurofilament Light Chain Protein; sCSF1R: soluble colony-stimulating factor 1 receptor; CSF: cerebrospinal fluid; MoCa: Montreal Cognitive Assessment; CDR®+NACC-FTLD: Clinical Dementia Rating (CDR®) for evaluation of patients with frontotemporal lobar degeneration Primary analysis conducted after 6 months treatment period; additional analysis of outcome measures after 12 months Primary Outcome To evaluate safety & tolerability of VGL101 in ALSP Nature and frequency of AEs, discontinuations due to AEs Safety lab tests, vital sign measurements, ECG Secondary Outcomes To evaluate effects of VGL101 on imaging & biomarkers of neurodegeneration & target engagement in ALSP Changes from baseline in volumetric MRI measures, MRI ALSP severity score, NfL level in CSF and blood, and sCSF1R level in CSF Exploratory Outcomes To evaluate clinical efficacy & PK of VGL101 in ALSP Change from baseline in clinical outcome measures: Cognitive Assessments including MoCA, CDR®+NACC-FTLD Motor Assessments including 2 Minute Walk Test, Timed Up & Go Test Functional, psychiatric, and patient- and caregiver-reported assessments Serum and CSF concentrations of VGL101 © Vigil Neuroscience, Inc. 2022. All rights reserved.

Closing Remarks Ivana Magovčević-Liebisch, PhD, JD Chief Executive Officer Vigil Neuroscience © Vigil Neuroscience, Inc. 2022. All rights reserved.

Unmet Need & Clinical Trial Readiness Support Development of VGL101 in ALSP ALSP is a rare devastating, progressive and fatal microgliopathy that is significantly under-recognized Significant portion of patients initially misdiagnosed with other neurodegenerative diseases Advances in MRI and genetic testing can enable correct diagnosis Increasing disease awareness amongst physicians and patients is key in driving correct diagnosis early ALSP has high unmet medical need Current off-label symptomatic treatments have no impact on underlying disease biology HSCT remains experimental with unclear effects on ALSP patients and significant morbidity/mortality © Vigil Neuroscience, Inc. 2022. All rights reserved.

Unmet Need & Clinical Trial Readiness Support Development of VGL101 in ALSP VGL101 represents a potential disease modifying therapeutic for ALSP Phase 1 data in healthy volunteers support entry into Phase 2 proof-of-concept trial in ALSP patients Emerging ILLUMINATE NHS data support exploring imaging and fluid biomarkers on efficacy in Phase 2 IGNITE trial for VGL101 Vigil continues to actively partner and engage with the ALSP community to drive disease awareness among physicians, patients and caregivers © Vigil Neuroscience, Inc. 2022. All rights reserved.

2022–2023 Anticipated Milestones Initiate Phase 2 clinical trial with VGL101 in ALSP Announce topline data for Phase 1 clinical trial with VGL101 in healthy volunteers* Submit IND and initiate clinical development for small molecule TREM2 agonist Q4 2022 Q4 2022 2023 Establish Phase 2 proof of concept in ALSP 2023 © Vigil Neuroscience, Inc. 2022. All rights reserved. *The healthy volunteer single and multiple ascending dose trial is a first-in-human Phase 1 clinical trial, principally to evaluate VGL101’s safety and tolerability. The trial, depending on the safety and tolerability results, is expected to provide a basis for conducting subsequent clinical trials in ALSP, AD and other rare CNS indications. ü ü

Vigil is Well-positioned to Execute on Our Mission Our vision is a brighter tomorrow for people with devastating neurodegenerative diseases Microglial biology is rapidly becoming a new frontier for CNS drug discovery TREM2 deficiency leads to microglial dysfunction and drives neurodegeneration We are an experienced and passionate team of innovators © Vigil Neuroscience, Inc. 2022. All rights reserved.

Q&A VIGILANT FOR YOU is a registered trademark of Vigil Neuroscience, Inc. VIGIL, VIGIL NEUROSCIENCE, VIGIL NEURO, and the VIGIL NEURO logo are trademarks of Vigil Neuroscience, Inc. © Vigil Neuroscience, Inc. 2022. All rights reserved.

David S Lynch, MD, PhD Dr. David Lynch is a consultant neurologist at the National Hospital for Neurology & Neurosurgery at Queen Square, in London. His subspecialty interest is neurogenetics, with a particular focus on adult presentations of inherited white matter disorders (IWMD), also called leukodystrophies. Dr. Lynch has been a core member of the UK’s only specialist multidisciplinary team and clinic for this group of patients since 2013, and he has recently been appointed a clinical lead in the newly created NHS England IWMD Highly Specialist Service. Dr Lynch has particular expertise in some of the more common forms of adult onset IWMD, including adult-onset leukoencephalopathy with spheroids and pigmented glia (ALSP) and on clinical and imaging phenotypes of hereditary neurodegenerative disorders. © Vigil Neuroscience, Inc. 2022. All rights reserved.

Christina Sundal, MD, PhD Dr. Sundal is the CEO of the Neuroclinic, Norway and an active lecturer in several neurological fields with emphasis on brain white matter disorders and unusual neurological diseases. She completed a research fellowship in the Parkinson’s Disease, Clinical Genomics and Movement Disorders Laboratory under the direction and mentorship of Zbigniew K. Wszolek, M.D., at Mayo Clinic in Jacksonville, Florida where her research focused on hereditary diffuse leukoencephalopathy with spheroids (HDLS). She has collaborated on many scientific papers on HDLS, including CSF1R-Related ALSP and the CSF1R-MRI scoring system. © Vigil Neuroscience, Inc. 2022. All rights reserved.

Troy Lund, MSMS, PhD, MD, FAAP Dr. Troy Lund is an Associate Professor in the Department of Pediatrics, Division of Blood and Marrow Transplantation & Cellular Therapy and the Associate Director of the Metabolic Program at the University of Minnesota. He is an international expert on the use of cell and gene therapy for patients with inherited metabolic disorders and lysosomal storage disorders including adrenoleukodystrophy (ALD), adult-onset leukoencephalopathy with axonal spheroids and pigmented glia (ALSP), metachromatic leukodystrophy (MLD), globoid leukodystrophy (GLD), mucopolysaccharidosis type I (MPS I), and osteopetrosis (OP). Dr. Lund has published extensively on various aspects of these rare diseases and has made substantial contributions to the field with his work both in the clinic and the laboratory. He has more than 100 publications in peer-reviewed journals, including Blood, Biology of Blood and Marrow Transplantation, Stem Cells, Nature Reviews Clinical Oncology, and PLoS One. He has presented more than 100 abstracts and lectures at national and international meetings on a variety of topics. Dr. Lund is a key opinion leader in all these areas. He has been consulting on rare diseases, cell and gene therapy, and clinical research for more than 15 years. He has strategically partnered with other investigators, institutions, and industry to further his goal of developing safer, more effective therapies that will improve outcomes and save lives. © Vigil Neuroscience, Inc. 2022. All rights reserved.